购销合同

购货单位：福州亿顺达进出口有限公司 （简称甲方）

供货单位：三明华健生物工程有限公司（简称乙方）

第一条 其产品名称、规格、质量（技术指标）、单价、总价等，如表所列：

产品名称	规格	单位	预计年销售量
茄尼醇	75%	kg	1650
茄尼醇	90%	kg	16000

第二条 产品包装规格及费用

75%茄尼醇和90%茄尼醇均以纸桶或纸箱包装，内包装用密封塑料袋。包装费用由供货单位负责。

第三条 验收方法

产品数量需方当面验收清点，产品若有质量问题，甲方应在15天内提出异议，超出期限，则产品质量问题乙方不负责。

第四条 货款及费用等付款及结算办法

甲方收到货后，30天内向乙方支付货款

第五条 交货规定

1．交货方式：甲方至乙方生产所在地提货。

2．交货地点：乙方生产所在地，三明市吉口工业区

3．运输费：由甲方负责。

第六条 经济责任

1．乙方应负的经济责任

（1）产品品种、规格、质量不符合本合同规定时，甲方同意利用者，按质论价。不能利用的，乙方应负责保退、保换。由于上述原因致延误交货时间，每逾期一日，乙方应按逾期交货部分货款总值的万分之五计算向甲方偿付逾期交货的违约金。

（2）乙方未按本合同规定的产品数量交货时，少交的部分，甲方如果需要，应照数补交。甲方如不需要，可以退货。由于退货所造成的损失，由乙方承担。

（3）产品包装不符合本合同规定时，乙方应负责返修或重新包装，并承担返修或重新包装的费用。如甲方要求不返修或不重新包装，乙方应按不符合同规定包装价值5%的罚金付给甲方。

（4）产品交货时间不符合同规定时，每延期一天，乙方应偿付甲方以

延期交货部分货款总值万分之五的罚金。

（5）乙方未按照约定向甲方交付提取标的物单证以外的有关单证和资料，应当承担相关的赔偿责任。

2．甲方应负的经济责任

（1）甲方如中途变更产品品种、规格、质量或包装的规格，应偿付变更部分货款（或包装价值）总值2%的罚金。

（2）甲方如中途退货，应事先与乙方协商，乙方同意退货的，应由甲方偿付乙方退货部分货款总值20%的罚金。乙方不同意退货的，甲方仍须按合同规定收货。

（3）甲方未按规定时间和要求向乙方交付技术资料、原材料或包装物时，除乙方得将交货日期顺延外，每顺延一日，甲方应付给乙方顺延交货产品总值万分之五的罚金。如甲方始终不能提出应提交的上述资料等，应视中途退货处理。

（4）属甲方自提的材料，如甲方未按规定日期提货，每延期一天，应偿付乙方以延期提货部分货款总额万分之五的罚金。

（5）甲方如未按规定日期向乙方付款，每延期一天，应按延期付款总额万分之五计算付给乙方，作为延期罚金。

（6）乙方送货或代运的产品，如甲方拒绝接货，甲方应承担因而造成的损失和运输费用及罚金。

第七条　产品价格如须调整，必须经双方协商。如乙方因价格问题而影响交货，则每延期交货一天，乙方应按延期交货部分总值的万分之五作为罚金付给甲方。

第八条　甲、乙任何一方如要求全部或部分注销合同，必须提出充分理由，经双方协商提出注销合同一方须向对方偿付注销合同部分总额10%的补偿金。

第九条　如因生产资料、生产设备、生产工艺或市场发生重大变化，乙方须变更产品品种、规格、质量、包装时，应提前10天与甲方协商。

第十条　本合同所订一切条款，甲、乙任何一方不得擅自变更或修改。如一方单独变更、修改本合同，对方有权拒绝生产或收货，并要求单独变更、修改合同一方赔偿一切损失。

第十一条　甲、乙任何一方如确因不可抗力的原因，不能履行本合同时，应及时向对方通知不能履行或须延期履行，部分履行合同的理由。在取得有关机构证明后，本合同可以不履行或延期履行或部分履行，并全部或者部分免予承担违约责任。

第十二条　本合同在执行中如发生争议或纠纷，甲、乙双方应协商解决，解决不了时，双方可向仲裁机构申请仲裁或向人民法院提起诉讼。（两者选一）

第十三条　本合同自双方签章之日起生效，到 2008 年 12 月 31 日止。

第十四条　本合同在执行期间，如有未尽事宜，得由甲乙双方协商，另订附则附于本合同之内，所有附则在法律上均与本合同有同等效力。

第十五条　本合同一式两份，由甲、乙双方各执一份。

甲方：福州亿顺达进出口有限公司
（盖章）
授权人：
开户银行及帐号：
兴业银行福州杨桥支行
117200100100014016

乙方：三明华健生物工程有限公司
（盖章）
授权人：
开户银行及帐号：
农行三明市三元支行
13-830101040006233

2007 年 12 月 18 日